Exhibit 10. 2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 11, 2014, is entered into by and among CARDTRONICS, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

Preliminary Statement

WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Agent entered into that certain Amended and Restated Credit Agreement dated as of April 24, 2014 (the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Borrower has informed the Agent and the Lenders that the Senior Note Indenture contains terms and conditions that do not comply with Section 6.10 of the Credit Agreement, without giving effect to this Amendment (such non-compliance, the “Specified Default”), and has requested that the Lenders waive such Specified Default; and

WHEREAS, the Agent and the Lenders party hereto are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendment to Section 6.10.  Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“None of the Obligors nor any Restricted Subsidiary will, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Obligor or any Restricted Subsidiary to create, incur or permit to exist any Lien securing the Obligations under the Loan Documents upon any of its property or assets, (b) the ability of any Guarantor or any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock, (c) the ability of any Obligor or any Restricted Subsidiary to make or repay loans or advances to any Obligor or (d) the ability of any Obligor to guarantee the Obligations;

provided that (i) the foregoing shall not apply to restrictions and conditions imposed by Law or by this Agreement or by Swap Agreements entered into by Restricted Subsidiaries that are Foreign Subsidiaries and secured as permitted by Section 6.02(f), (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary of the Borrower pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement, including, without limitation, secured Indebtedness permitted by Section 6.01(f),  provided that such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof or encumbrances on the property that is the subject thereof.”

3.Limited Waiver.  The Lenders party hereto hereby waive the Specified Default, provided, that nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of the Borrower or Guarantor which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document.  Agent and Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.

4.Conditions Precedent.  The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a)no Default or Event of Default shall exist after giving effect to the waiver in Section 3 hereof; and

(b)the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Majority Lenders.

5.Ratification.  Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative

Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

6.Representations and Warranties.  Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) after giving effect to the waiver in Section 3 hereof, no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.

7.Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

9.Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:
CARDTRONICS, INC.,
a Delaware corporation

By:	/s/ Todd Ruden
Todd Ruden
Senior Vice President – Planning & Treasurer

GUARANTORS:
CARDTRONICS USA, INC.,
a Delaware corporation

By:	/s/ Todd Ruden
Todd Ruden
Treasurer

CARDTRONICS HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Todd Ruden
Todd Ruden
Treasurer

ATM NATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Todd Ruden
Todd Ruden
Treasurer

Signature Page to First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A., as a Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joanna Mitchell
Name:	Joanna Mitchell
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

HSBC BANK USA, N.A., as a Lender

By:	/s/ Sarah S. Knudsen
Name:	Sarah S. Knudsen
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement